S

                             PROVIDENT BANCORP, INC.
                            2004 STOCK INCENTIVE PLAN
                         RESTRICTED STOCK AWARD NOTICE


                                                       __________-_____-_______
-----------------------------------------------         Social Security Number
Name of Award Recipient

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                                 Street Address

-----------------------------------------------   ------------------  ---------
City                                               State               ZIP Code

This Restricted Stock Award Notice is intended to set forth the terms and conditions on which a Restricted Stock Award has been granted under the Provident Bancorp, Inc. 2004 Stock Incentive Plan. Set forth below are the specific terms and conditions applicable to this Restricted Stock Award. Attached as Exhibit A are its general terms and conditions.

====================== =============== =============== ============== ============== ================ ================
Restricted Stock
Award                       (A)             (B)             (C)            (D)             (E)              (F)
---------------------- --------------- --------------- -------------- -------------- ---------------- ----------------
---------------------- --------------- --------------- -------------- -------------- ---------------- ----------------

Effective Date
---------------------- --------------- --------------- -------------- -------------- ---------------- ----------------
---------------------- --------------- --------------- -------------- -------------- ---------------- ----------------

Class of Shares*           Common          Common         Common         Common          Common           Common
---------------------- --------------- --------------- -------------- -------------- ---------------- ----------------
---------------------- --------------- --------------- -------------- -------------- ---------------- ----------------

No. of Awarded              [ ]             [ ]             [ ]            [ ]             [ ]              [ ]
Shares*
---------------------- --------------- --------------- -------------- -------------- ---------------- ----------------
---------------------- --------------- --------------- -------------- -------------- ---------------- ----------------

Type of Award(Escrow
or Legended
Certificate)
---------------------- --------------- --------------- -------------- -------------- ---------------- ----------------
---------------------- --------------- --------------- -------------- -------------- ---------------- ----------------

Vesting Date*
====================== =============== =============== ============== ============== ================ ================

*Subject to adjustment as provided in the Plan and the General Terms and Conditions.

By signing where indicated below, Provident Bancorp, Inc. (the "Company") grants this Restricted Stock Award upon the specified terms and conditions, and the Restricted Stock Award Recipient acknowledges receipt of this Restricted Stock Award Notice, including Exhibit A, and agrees to observe and be bound by the terms and conditions set forth herein

PROVIDENT BANCORP, INC.                           AWARD RECIPIENT

By
   ----------------------------------------       -----------------------------
      Name                                         Print Name:
      Title:


Instructions: This page should be completed by or on behalf of the Executive Compensation Committee. Any blank space intentionally left blank should be crossed out. A Restricted Stock Award consists of shares granted with uniform terms and conditions. Where shares granted under a Restricted Stock Award are awarded on the same date with varying terms and conditions (for example, varying vesting dates), the awards should be recorded as a series of grants each with its own uniform terms and conditions.

                                                                     EXHIBIT A
                                                                     ---------

                PROVIDENT BANCORP, INC 2004 STOCK INCENTIVE PLAN
                          RESTRICTED STOCK AWARD NOTICE

                          General Terms and Conditions

     Section 1. Size and Type of Award. The shares of Common Stock of Provident Bancorp, Inc. ("Shares") covered by this Award ("Awarded Shares") are listed on the Restricted Stock Award Notice. The Restricted Stock Award Notice designates the Awarded Shares as Escrow.

                  Your Awarded Shares will be held in the name of the Plan Trustee on a pooled basis with other Awarded Shares. You will not be permitted to elect to be taxed currently on the Fair Market Value of the Awarded Shares and instead will be subject to income tax on the Awarded Shares as and when they become vested.

     Section 2. Vesting.

       (a) Vesting Dates. The Vesting Dates for your Awarded Shares are specified on the Award Notice. On each Vesting Date, you will obtain unrestricted ownership of the Awarded Shares that vest on that Vesting Date. A stock certificate evidencing unrestricted ownership will be transferred to you.

       (b) Vesting Conditions. There are conditions you must satisfy before your Restricted Stock Award will vest:

                  Outside Directors. If you receive your Restricted Stock Award for services of an outside Director, you must remain in a continuous service from the Effective Date shown on the Restricted Stock Award Notice through the relevant Vesting Date.

                  Employees. If you receive your Restricted Stock Award for
             services as an officer or employee, you must remain in continuous service from the Effective Date shown on the Restricted Stock Award Notice through the relevant Vesting Date

       (c) Forfeitures. If you terminate service with the Company prior to a Vesting Date, you will forfeit any Awarded Shares that are scheduled to vest on that date. When you forfeit Awarded Shares, all of your interest in the Awarded Shares will be canceled and any stock certificate or other evidence of ownership must be returned to the Plan Trustee to be used for future awards to others. You agree to take any action and execute and deliver any document that the Company requests to effect the return of your unvested Awarded Shares. In the event you do not cooperate with the Company in this regard, you hereby appoint and designate the Company as your attorney-in-fact for the purpose of taking any action and signing any document, in your name, which the Company determines is necessary to enforce the forfeiture.

       (d) Accelerated Vesting. All of your Awarded Shares that have not previously vested will become fully vested immediately, and without any further action on your part, in the event of your death or Disability (as defined in the Plan) before your termination of service with the Company. In addition, if your service terminates due to Retirement (as defined in the Plan) or in the event a Change of Control (as defined in the Plan) occurs before you terminate service with the Company, then any Awarded Shares not theretofore forfeited shall become immediately vested on the date of your Retirement or Change of Control. You may designate a Beneficiary to receive any Awarded Shares that vest upon your death using the Beneficiary Designation attached as Appendix A. To qualify for Retirement, you must, as of the termination date, have attained age 65, or attained age 55 and have at least 10 consecutive years of service, and must enter into a retirement agreement with the Company in a form approved by the Committee under which you agree, for a period of 2 years, to provide consulting services to the Company and Provident Bank and to refrain from competing with or soliciting employees and customers of the Company and Provident Bank.

       (e) Definition of Service. For purposes of determining the vesting of your Awarded Shares, you will be deemed to be in the service of the Company for so long as you serve in any capacity as an employee, officer, non-employee director or consultant of the Company or Provident Bank.

     Section 3. Dividends. Your Awarded Shares are designated as Escrow: you will receive the dividends on an unrestricted basis, but they will be paid to you by, and will be taxable in the same manner as other compensation paid to you by, the Company; by signing this Award Notice and accepting its terms, you direct the Plan Trustee to remit to the Company for payment to you any dividends that may be received as the record holder of your unvested Awarded Shares.

     Section 4. Voting Rights. You shall have the right to control all voting rights relating to all unvested Awarded Shares. If your Awarded Shares are Legended Certificates, you will receive proxy materials for voting in the same manner as other shareholders with Shares in brokerage accounts. If your unvested Awarded Shares are held by the Plan Trustee, the Plan Trustee will ask you for voting directions and will follow your directions in voting your unvested Awarded Shares.

     Section 5. Taxes. Where any person is entitled to receive Shares pursuant to the Restricted Stock Award granted hereunder, the Company shall have the right to require such person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

     Section 6. Notices. Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

                  If to the Recipient, to the Recipient's address as shown in the Company's records.

     Section 7. Restrictions on Transfer. The Restricted Stock Award granted hereunder shall not be subject in any manner to anticipation, alienation or assignment, nor shall such award be liable for or subject to debts, contracts, liabilities, engagements or torts, nor shall it be transferable by the Recipient other than by will or by the laws of descent and distribution or as otherwise permitted by the Plan. To name a Beneficiary, complete the attached Appendix A and file it with the Corporate Secretary of Provident Bancorp, Inc.

     Section 8. Successors and Assigns. This Agreement shall inure to the benefit of and shall be binding upon the Company and the Recipient and their respective heirs, successors and assigns.

     Section 9. Construction of Language. Whenever appropriate in the Agreement, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to a section shall be a reference to a section of this Agreement, unless the context clearly indicates otherwise. Capitalized terms not specifically defined herein shall have the meanings assigned to them under the Plan.

     Section 10. Governing Law. This Agreement shall be construed, administered and enforced according to the laws of the State of New York without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal law. The federal and state courts having jurisdiction in Rockland County, New York shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award granted under this Agreement, the Recipient, and any other person claiming any rights under the Agreement, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

     Section 11. Amendment. This Agreement may be amended, in whole or in part and in any manner not inconsistent with the provisions of the Plan, at any time and from time to time, by written agreement between the Company and the Recipient.

     Section 12. Plan Provisions Control. This Agreement and the rights and obligations created hereunder shall be subject to all of the terms and conditions of the Plan. In the event of any conflict between the provisions of the Plan and the provisions of this Agreement, the terms of the Plan, which are incorporated herein by reference, shall control. By signing this Agreement, the Recipient acknowledges receipt of a copy of the Plan. The Recipient acknowledges that he or she may not and will not rely on any statement of account or other communication or document issued in connection with the Plan other than the Plan, this Agreement, and any document signed by an authorized representative of the Company that is designated as an amendment of the Plan or this Agreement.

                   APPENDIX A TO RESTRICTED STOCK AWARD NOTICE
                PROVIDENT BANCORP, INC. 2004 STOCK INCENTIVE PLAN
                 Beneficiary Designation Form - Restricted Stock


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GENERAL       Use this form to designate the Beneficiary(ies) who may receive
INFORMATION   Restricted Stock Awards that become vested at your death.

Name of Person
Making Designation
                  -------------------------------------------------------------
Social Security Number ______--_____--__________

BENEFICIARY   Complete sections A and B. If no percentage shares are specified,
DESIGNATION   each Beneficiary in the same class (primary or contingent) shall have an equal share. If any designated Beneficiary predeceases you, the shares of each remaining Beneficiary in the same class
              (primary or contingent) shall be increased proportionately.

A PRIMARY BENEFICIARY(IES). I hereby designate the following person as my primary Beneficiary under the Plan, reserving the right to change or revoke this designation at any time prior to my death:

Name             Address             Relationship  Birthdate  Share

                 ------------------- ------------  ---------  -----%
---------------- -------------------
                 -------------------
---------------- ------------------- ------------  ---------  -----%
                 -------------------
                 -------------------
---------------  ------------------- ------------  --------- ------%
                                                             Total = 100%

B CONTINGENT BENEFICIARY(IES). I hereby designate the following person(s) as my contingent Beneficiary(ies) under the Plan to receive benefits only if all of my primary Beneficiaries should predecease me, reserving the right to change or revoke this designation at any time prior to my death as to all outstanding
Options:

Name             Address             Relationship  Birthdate  Share

                 ------------------- ------------  ---------  -----%
---------------- -------------------
                 -------------------
---------------- ------------------- ------------  ---------  -----%
                 -------------------
                 -------------------
---------------  ------------------- ------------  --------- ------%
                                                             Total = 100%

S  H  I  understand  that this  Beneficiary  Designation  shall be  effective
I E only if properly completed and received by theCorporate Secretary of G R Provident Bancorp, Inc. prior to my death, and that it is subject to N E all of the terms andconditions of the Plan. I also understand that an effective Beneficiary designation revokes my prior designation(s) with respect to all outstanding Restricted Stock Awards


   -----------------------------------------------       ---------------------
   Your Signature                                              Date

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-------------------------------Internal Use Only--------------------------------


This Beneficiary  Designation was                             Comments
received by the Corporate  Secretary
of Provident Bancorp, Inc. on the date indicated.




By
   ------------------------------------------           -----------------------
         Authorized Signature                             Date